Exhibit Ex-99
POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/David C. Arch
David C. Arch

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Bob R. Baker
Bob R. Baker

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Frank S. Bayley
Frank S. Bayley

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/James T. Bunch
James T. Bunch

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Bruce L. Crockett
Bruce L. Crockett

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Rod Dammeyer
Rod Dammeyer

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Albert R. Dowden
Albert R. Dowden

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Jack M. Fields
Jack M. Fields

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Martin L. Flanagan
Martin L. Flanagan

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed.  This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

The undersigned trustee hereby executes this Power of Attorney as of the 30th day of November, 2010.

/s/Carl Frischling
Carl Frischling

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Prema Mathai-Davis
Prema Mathai-Davis

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Lewis F. Pennock
Lewis F. Pennock

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Larry Soll
Larry Soll

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Hugo F. Sonnenschein
Hugo F. Sonnenschein

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/Raymond Stickel, Jr.
Raymond Stickel, Jr.

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint John M. Zerr to act as my attorney-in-fact and agent, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant John M. Zerr as attorney-in-fact and agent the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that John M. Zerr lawfully takes as my attorney-in-fact and agent by virtue of this appointment.

DATED this November 30, 2010.

/s/Philip A. Taylor
Philip A. Taylor

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this November 30, 2010.

/s/ Wayne W. Whalen
Wayne W. Whalen

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust

Closed-End Funds

Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)

Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)